AMENDMENT NO. 1 TO MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT

This AMENDMENT NO. 1 to the MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT (this “Amendment”), dated as of December 27, 2019, is among CACI INTERNATIONAL INC, a Delaware corporation, as seller representative (in such capacity, the “Seller Representative”), CACI, INC. - FEDERAL, a Delaware corporation (“CACI Federal”), LGS INNOVATIONS LLC, a Delaware limited liability company (“LGS”), LINNDUSTRIES SHIELDING SPECIALTIES INCORPORATED, a New Mexico corporation (“LSSI”), NEXT CENTURY CORPORATION, a Delaware corporation (“Next Century”, together with LGS and LSSI, the “New Sellers” and each, a “New Seller”), certain of CACI Federal’s Subsidiaries party hereto (collectively with the Seller Representative and CACI Federal, the “Existing Sellers” and each, an “Existing Seller” and the Existing Sellers together with the New Sellers, the “Sellers” and each, a “Seller”), and MUFG BANK, LTD. (“MUFG”), as a Purchaser and as administrative agent for the Purchasers (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Existing Sellers, the Seller Representative, the Purchasers and the Administrative Agent have heretofore entered into the Master Accounts Receivables Purchase Agreement, dated as of December 28, 2018 (as amended, restated, supplemented, assigned or otherwise modified from time to time, the “Receivables Purchase Agreement”);

WHEREAS, the parties hereto seek to modify the Receivables Purchase Agreement upon the terms hereof;

WHEREAS, concurrently herewith, the parties hereto are entering into that certain Amendment Fee Letter, dated as of the date hereof (the “Amendment Fee Letter”);

WHEREAS, the New Sellers desire to be joined as parties to the Receivables Purchase Agreement; and

NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged and confirmed), the parties hereto agree as follows:

A G R E E M E N T:

1.Definitions.  Unless otherwise defined or provided herein, capitalized terms used herein have the meanings attributed thereto in (or by reference in) the Receivables Purchase Agreement.

2.Joinder. Each New Seller acknowledges and agrees that it is a “Seller” under the Receivables Purchase Agreement, effective upon the date of such New Seller’s execution of this Amendment.  All references in the Receivables Purchase Agreement to the term “Seller” or “Sellers” shall be deemed to include each New Seller.  Without limiting the generality of the foregoing, each New Seller hereby repeats and reaffirms all covenants, agreements, representations and warranties made or given by a Seller contained in the Receivables Purchase Agreement, and appoints the Seller Representative as its agent, attorney-in-fact and representative in accordance with Section 2.5 of the Receivables Purchase Agreement.

3.New Sellers’ Account. For purposes of the Receivables Purchase Agreement, “Seller Account” with respect to each New Seller means the account of the Seller Representative located at Bank of America, N.A. (ABA No. 051-000-017 (ACH) and 026-009-593 (wires)) with account number

735563500 18568007

11211189, which account is located at a depository bank reasonably satisfactory to the Administrative Agent and which account is subject to an Account Control Agreement.

4.Amendments to Receivables Purchase Agreement.  The Receivables Purchase Agreement is hereby amended as follows:

(a)Section 1.1 is hereby amended by amending and restating the definition of “Scheduled Termination Date” in its entirety as follows:

“Scheduled Termination Date” means December 24, 2020.

(b)Section 2.10(e) is hereby amended by replacing “0.4%” with “1.25%” where it appears therein.

(c)Section 2 is hereby amended to add the following Section 2.12 in appropriate numerical order as follows:

Section 2.12LIBOR Cessation. Anything in this Agreement to the contrary notwithstanding, if the Administrative Agent determines (which determination shall be binding and conclusive) that quotations of interest rates for the relevant deposits in the definition of LIBOR in Section 1.1 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the appropriate Adjusted Discount Rates applicable to the Purchased Receivables included in any Portfolio Report (whether by reason of circumstances affecting the London interbank Eurodollar market or otherwise) or adequate and reasonable means do not exist for ascertaining LIBOR or LIBOR does not adequately and fairly reflect the cost to the Administrative Agent (on behalf of the Purchasers) of funding on any Settlement Date, then the Administrative Agent (on behalf of the Purchasers) shall give the Seller Representative prompt notice thereof, and so long as such condition remains in effect, (i) no Purchased Receivables shall be discounted using LIBOR as a component of the Adjusted Discount Rate and (ii) all future Purchased Receivables shall be discounted using an Adjusted Discount Rate that is equal to the Prime Commercial Rate plus the Applicable Margin for the relevant Approved Obligor. If (i) the foregoing unavailability or inadequacy with respect to LIBOR is not of a temporary nature or (ii) the Administrative Agent determines that (A) the administrator of LIBOR or a Governmental Authority having jurisdiction over such administrator or the Administrative Agent (or any other Person on behalf of such administrator or Governmental Authority) has made or published a public statement announcing that (1) the administrator of LIBOR has ceased or will cease to provide LIBOR, permanently or indefinitely (provided that, at the time of such statement or publication, no successor administrator will continue to provide LIBOR), or (2) LIBOR is no longer representative or (B) non-recourse and limited recourse accounts receivable purchase facilities that include similar language to that contained in this Section 2.12 are being executed or amended to incorporate or adopt a new benchmark interest rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein) to replace LIBOR, then the Administrative Agent (on behalf of the Purchasers) and the Seller Representative shall negotiate in good faith with a view to agreeing upon another mutually acceptable benchmark interest rate (including any mathematical or other adjustments to such benchmark) for the Purchased Receivables and such other related changes to this Agreement as may be applicable.  For the avoidance of doubt, if such alternate benchmark interest rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.  Each determination by the Administrative Agent shall be conclusive absent manifest error.

(d)Section 3.6 is hereby amended by amended and restating the final paragraph as follows:

The Unused Fee distributable by the Administrative Agent to each Purchaser on each Settlement Date for each day during the preceding Settlement Period shall be equal to such Purchaser’s Pro Rata Share of the Unused Fee earned for such day; provided, however, if a Shutdown of the U.S. Government shall have occurred and be continuing on any day, no Unused Fee shall accrue with respect to such day; provided, further, that if a Shutdown of the U.S. Government shall have ceased during any calendar month, the Unused Fee shall begin to accrue on the first day of the following calendar month.

(e)Section 6.2 is hereby amended by replacing “twenty (20)” with “thirty (30)” where it appears therein.

(f)Section 8.3(d) is hereby amended by amended and restating the final paragraph as follows:

(d)

(i) No Shutdown of the U.S. Government has occurred and is continuing and (ii) no Shutdown of the U.S. Government occurred or was continuing at any time during the calendar month during which such Purchase Date occurs; provided that if consented to by the Administrative Agent and the Purchasers in writing in advance of any purchase, the foregoing limitation will not apply to any Non-Affected Receivables.

(g)Section 14.23 is hereby amended by deleting “not less than two (2) Business Days’” where it appears therein.

5.Conditions to Effectiveness.  This Amendment shall be effective subject to the satisfaction of the following conditions, each to the satisfaction of the Administrative in its sole discretion and, as to any agreement, document or instrument specified below, each in form and substance satisfactory to the Purchaser in its sole discretion:

(a)the Purchaser shall have received an executed counterpart of this Amendment;

(b)the Purchaser shall have received counterparts of the Amendment Fee Letter (whether by facsimile or otherwise) executed by each of the respective parties thereto along with confirmation of receipt of all fees owing under the Amendment Fee Letter;

(c)the Purchaser shall have received (i) organizational documents of each New Seller certified by the applicable governmental authority (as applicable), and evidence of good standing (as applicable), (ii) an officer incumbency and specimen signature certificate for each New Seller, and (iii) certified copies of resolutions of each New Seller authorizing this Amendment and the other Purchase Documents and authorizing a person or persons to sign those documents including any subsequent notices and acknowledgements to be executed or delivered pursuant to this Amendment, the other Purchase Documents and any other documents to be executed or delivered by each New Seller pursuant hereto or thereto;

(d)the Purchaser shall have received opinions of counsel to each New Seller, including opinions with respect to due organization and good standing of each such Person, due authorization, execution and delivery of this Amendment and the other Purchase Documents entered into on or about the date hereof by such Person, validity and enforceability of this Amendment and the other Purchase Documents with respect to such Person, non-contravention of organizational documents, material agreements and law, no consents, creation of security interest and perfection of security interest (including perfection by control with respect to each Seller Account), and such other matters as the Administrative Agent and the Purchasers may reasonably request; and

(e)each New Seller agrees to execute and deliver such further instruments and documents and do such further acts and things as the Administrative Agent may deem reasonably necessary or proper to carry out more effectively the purposes of this Amendment.

6.Certain Representations, Warranties and Covenants.  Each Seller hereby represents and warrants to the Administrative Agent, as of the date hereof, that:

(a)the representations and warranties made by it in the Receivables Purchase Agreement are true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation and warranty shall be true and correct as made) as of (i) the date hereof and (ii) immediately after giving effect to this Amendment to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (unless such representation or warranty contains a materiality qualification and, in such case, such representation and warranty shall be true and correct as made) on and as of such earlier date;

(b)no Facility Suspension Event exists as of the date hereof and immediately after giving effect to this Amendment; and

(c)the execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Purchase Agreement (as amended hereby) and the other Purchase Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary organizational action on its part, and this Amendment, the Receivables Purchase Agreement (as amended hereby) and the other Purchase Documents to which it is a party are its valid and legally binding obligations, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally.

7.Reference to, and Effect on, the Receivables Purchase Agreement and the Purchase Documents.

(a)The Receivables Purchase Agreement (except as specifically amended herein) and the other Purchase Documents shall remain in full force and effect and the Receivables Purchase Agreement and such other Purchase Documents are hereby ratified and confirmed in all respects by each of the parties hereto.

(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, nor constitute a waiver of any provision of, the Receivables Purchase Agreement or any other Purchase Document.

(c)After this Amendment becomes effective, all references in the Receivables Purchase Agreement or in any other Purchase Document to “the Master Accounts Receivable Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Receivables Purchase Agreement, shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment.

8.Further Assurances. The Sellers agree to do all such things and execute all such documents and instruments as the Administrative Agent may reasonably consider necessary or desirable to give full effect to the transaction contemplated by this Amendment and the documents, instruments and agreements executed in connection herewith.

9.Expenses.  The Sellers agree, jointly and severally, to pay on demand all actual and reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, documentation and delivery of this Amendment.

10.Purchase Document. This Amendment is a Purchase Document.

11.Assignments and Transfers. This Amendment shall be binding upon and inure to the benefit of the Sellers and the Administrative Agent and each Purchaser, and their respective successors and assigns.

12.Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties hereto on separate counterparts; each such counterpart shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or electronic copy of an executed counterpart of this Amendment shall be effective as an original for all purposes.

13.Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

14.Section Headings. Section headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

15.Invalidity. If at any time any provision of this Amendment shall be adjudged by any court or other competent tribunal to be illegal, invalid or unenforceable, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired, and the parties hereto will use their best efforts to revise the invalid provision so as to render it enforceable in accordance with the intention expressed in this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER REPRESENTATIVE:	CACI INTERNATIONAL INC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

EXISTING SELLERS:	CACI TECHNOLOGIES, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI NSS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI, INC. - FEDERAL

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI PREMIER TECHNOLOGY, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI-ISS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

SIX3 INTELLIGENCE SOLUTIONS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI ENTERPRISE SOLUTIONS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI, LLC - COMMERCIAL

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

APPLIED SYSTEMS RESEARCH, INC.

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI PRODUCTS COMPANY CALIFORNIA

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

LTC ENGINEERING ASSOCIATES, INC.

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

SIX3 ADVANCED SYSTEMS, INC.

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

TICOM GEOMATICS, INC.

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI-ATHENA, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI-CMS INFORMATION SYSTEMS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI DYNAMIC SYSTEMS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI SECURED TRANSFORMATIONS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI TECHNOLOGY INSIGHTS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

CACI-WGI, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

DELTA SOLUTIONS & TECHNOLOGIES, LLC,

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

EMERGINT TECHNOLOGIES, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

IDL SOLUTIONS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

PANGIA TECHNOLOGIES, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

R.M. VREDENBURG, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

SIX3 SYSTEMS, LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

NEW SELLERS:	LGS INNOVATIONS LLC

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

LINNDUSTRIES SHIELDING SPECIALTIES

INCORPORATED

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

NEXT CENTURY CORPORATION

By: /s/ Thomas A. Mutryn

Name: Thomas A. Mutryn

Title: Executive Vice President, Chief Financial

Officer and Treasurer

ADMINISTRATIVE AGENT:	MUFG BANK, LTD.

By: /s/ Richard Gregory Hurst

Name: Richard Gregory Hurst

Title: Managing Director

PURCHASER:	MUFG BANK, LTD.

By: /s/ Richard Gregory Hurst

Name: Richard Gregory Hurst

Title: Managing Director